UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

AMCOR PLC

(Exact name of registrant as specified in its charter)

Jersey (Channel Islands)	3990	98-1455367
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

83 Tower Road North Warmley, Bristol United Kingdom	BS30 8XP
(Address of principal executive offices)	(Zip Code)

+44 117 9753200
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary Shares, par value $0.01 per share	AMCR	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company                                              ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 1.01. Entry into a Material Definitive Agreement

The Exchange Offers and Consent Solicitations

On May 8, 2019, each of Bemis Company Inc. (“Bemis”) and Amcor Finance (USA), Inc. (“AFUI,” a subsidiary of Amcor plc (the “Company”), and, together with Bemis, the “New Issuers”) commenced offers to certain eligible holders (1) to exchange any and all outstanding 6.800% Senior Notes due August 1, 2019 issued by Bemis (the “Bemis 6.800% 2019 Notes”), 4.500% Senior Notes due October 15, 2021 issued by Bemis (the “Bemis 4.500% 2021 Notes”) and 3.100% Senior Notes due September 15, 2026 issued by Bemis (the “Bemis 3.100% 2026 Notes” and, collectively with the Bemis 6.800% 2019 Notes and the Bemis 4.500% 2021 Notes, the “Existing Bemis Notes”) for (i) up to $1,100,000,000 aggregate principal amount of new senior guaranteed notes issued by Bemis (the “New Bemis Notes”), and (ii) cash or (2) to exchange any and all outstanding 3.625% Guaranteed Senior Notes due April 28, 2026 issued by AFUI (the “Amcor 3.625% 2026 Notes”) and 4.500% Guaranteed Senior Notes due May 15, 2028 issued by AFUI (the “Amcor 4.500% 2028 Notes” and, together with the Amcor 3.625% 2026 Notes, the “Existing Amcor Notes” and, the Existing Amcor Notes together with the Existing Bemis Notes, the “Existing Notes”) for (i) up to $1,100,000,000 aggregate principal amount of new senior guaranteed notes issued by AFUI (the “New Amcor Notes” and, together with the New Bemis Notes, the “New Notes”), and (ii) cash.

Concurrently with these offers, each of AFUI and Bemis also solicited consents from the holders of the Existing Notes to amend the applicable indenture governing the Existing Notes to eliminate certain of the covenants, reporting requirements, restrictive provisions and events of default pursuant to the terms and subject to the conditions set forth in the applicable offering materials. Those proposed amendments were to be effected pursuant to the Supplemental Indentures (as defined below).

The offers expired at 11:59 p.m., New York City time, on June 11, 2019. At the expiration of the offers, the following aggregate principal amount of notes had been validly tendered and not validly withdrawn: $288,685,000 of the Bemis 6.800% 2019 Notes, $346,716,000 of the Bemis 4.500% 2021 Notes, $293,206,000 of the Bemis 3.100% 2026 Notes, $591,294,000 of the Amcor 3.625% 2026 Notes and $497,510,000 of the Amcor 4.500% 2028 Notes.

The following table shows the aggregate principal amount of each series of notes prior to and after the offers:

Issuer	Title of Series	Aggregate Principal Amount Outstanding Prior to Offers	Aggregate Principal Amount Outstanding After Offers
Existing Notes:
Bemis	6.800% Senior Notes due 2019	$400,000,000	$111,317,000
Bemis	4.500% Senior Notes due 2021	$400,000,000	$53,284,000
Bemis	3.100% Senior Notes due 2026	$300,000,000	$6,794,000
AFUI	3.625% Guaranteed Senior Notes due 2026	$600,000,000	$8,706,000
AFUI	4.500% Guaranteed Senior Notes due 2028	$500,000,000	$2,490,000

New Notes:
Bemis	6.800% Guaranteed Senior Notes due 2019	N/A	$288,674,000
Bemis	4.500% Guaranteed Senior Notes due 2021	N/A	$346,652,000
Bemis	3.100% Guaranteed Senior Notes due 2026	N/A	$293,200,000
AFUI	3.625% Guaranteed Senior Notes due 2026	N/A	$591,266,000
AFUI	4.500% Guaranteed Senior Notes due 2028	N/A	$497,508,000

The foregoing description of the offers, the related consent solicitations and the proposed amendments to the related indentures is only a summary, does not purport to be complete.

The Supplemental Indentures

In connection with the foregoing, the Supplemental Indentures listed below were executed and became operative on June 13, 2019 by AFUI and Amcor Limited and Amcor UK Finance PLC (together, the “Existing Amcor Guarantors”) or Bemis, as applicable, and the applicable trustee.

•                  Bemis entered into a supplemental indenture (the “Bemis Supplemental Indenture”) to the Indenture (the “Existing Bemis Indenture”), dated as of June 15, 1995, by and between Bemis and U.S. Bank National Association, as trustee, governing the Existing Bemis Notes. Bemis entered into the Bemis Supplemental Indenture after the receipt of consents from the requisite holders of the Existing Bemis Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the Bemis Supplemental Indenture.

•                  AFUI entered into a supplemental indenture (the “AFUI Supplemental Indenture”) to the Indenture (the “Existing Amcor Indenture”), dated as of April 28, 2016 by and among AFUI, the Existing Amcor Guarantors and Deutsche Bank Trust Company Americas, as trustee, governing the Existing Amcor Notes. AFUI entered into the AFUI Supplemental Indenture after the receipt of consents from the requisite holders of the Existing Amcor Notes in accordance with the terms and conditions of the applicable offering materials to incorporate the proposed amendments described above, as reflected in the AFUI Supplemental Indenture.

The Indentures

In connection with the foregoing, on June 13, 2019, the New Issuers and applicable New Guarantors (as defined below) entered into the following agreements:

•                  an Indenture (the “New Bemis Indenture”) by and among Bemis, as issuer, the New Bemis Guarantors (as defined below), and Deutsche Bank Trust Company Americas, as trustee, governing the New Bemis Notes;

•                  an Indenture (the “New Amcor Indenture” and, together with the New Bemis Indenture, the “New Notes Indentures”), by and among AFUI, as issuer, New Amcor Guarantors (as defined below), and Deutsche Bank Trust Company Americas, as trustee, governing the New Amcor Notes.

The New Notes are unsecured and unsubordinated senior obligations of the applicable New Issuer and will rank equally with the applicable New Issuer’s existing and future unsubordinated debt. The New Bemis Notes will be guaranteed on a joint and several basis (the “New Bemis Guarantees”) by Amcor plc, Amcor Limited, AFUI and Amcor UK Finance PLC (each, a “New Bemis Guarantor” and together, the “New Bemis Guarantors”). The New Amcor Notes will be guaranteed on a joint and several basis (the “New Amcor Guarantees” and, together with the New Bemis Guarantees, the “New Guarantees”) by Amcor plc, Amcor Limited, Bemis and Amcor UK Finance PLC (each, a “New Amcor Guarantor” and together, the “New Amcor Guarantors” and, together with the New Bemis Guarantors, the “New Guarantors”). The New Guarantees will be unsecured and unsubordinated obligations of the New Guarantors and will rank equally with all existing and future unsubordinated debt of each New Guarantor.

Each series of New Notes will have the same interest rate, maturity date and redemption terms as the corresponding series of Existing Notes.

The Registration Rights Agreements

In connection with the foregoing, on June 13, 2019, the New Issuers and applicable New Guarantors entered into the following agreements:

•                  a registration rights agreement (the “New Bemis 2021 Registration Rights Agreement”) by and among Bemis, the New Bemis Guarantors, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, the dealer managers for the offers (the “Dealer Managers”), relating to the New Bemis 4.500% 2021 Notes;

•                  a registration rights agreement (the “New Bemis 2026 Registration Rights Agreement”) by and among Bemis, the New Bemis Guarantors and the Dealer Managers, relating to the New Bemis 3.100% 2026 Notes;

•                  a registration rights agreement (the “New Amcor 2026 Registration Rights Agreement”) by and among AFUI, the New Amcor Guarantors and the Dealer Managers, relating to the New Amcor 3.625% 2026 Notes; and

•                  a registration rights agreement (the “New Amcor 2028 Registration Rights Agreement” and, together with the New Bemis 2021 Registration Rights Agreement, the New Bemis 2026 Registration Rights Agreement and the New Amcor 2026 Registration Rights Agreements, the “Registration Rights Agreements”), by and among AFUI, the New Amcor Guarantors and the Dealer Managers, relating to the New Amcor 4.500% 2028 Notes.

Each Registration Rights Agreement provides that the applicable New Issuer and applicable New Guarantors will, to the extent not prohibited by any applicable law or applicable interpretations of the SEC’s staff, use their commercially reasonable efforts, to:

•                  file, no later than 270 days after June 13, 2019 (the “Settlement Date”), a registration statement (each, an “exchange offer registration statement”) with the Securities Exchange Commission (the “SEC”), with respect to an offer (each, a “Registered Exchange Offer”), to exchange the applicable series of New Notes (with the exception of the New Bemis 6.800% 2019 Notes) for an equivalent principal amount of a new issue of notes (the “Registered Exchange Notes”) guaranteed by the same guarantors as the corresponding series of New Notes and having substantially identical terms in all material respects to such New Notes, except that the Registered Exchange Notes will not be subject to transfer restrictions or entitled to the payment of additional interest (as described below) and will not be entitled to any rights under the applicable registration rights agreement, and except for, if applicable, the first interest payment date and the date from which interest will accrue;

•                  to cause the exchange offer registration statement to be declared effective within 365 days of the Settlement Date; and

•                  to complete such Registered Exchange Offer by July 17, 2020.

Under each of the Registration Rights Agreements, the New Issuers and the New Guarantors have also agreed to use commercially reasonable efforts to make available an effective shelf registration statement for resales of the applicable outstanding New Notes of such series other than such New Notes that have been exchanged or disposed of pursuant to a registration statement under certain circumstances, including if SEC interpretations do not permit either New Issuer and the applicable New Guarantors to effect the Registered Exchange Offer or if the Registered Exchange Offer is not completed by July 17, 2020.

The interest rate on the New Notes of the applicable series will increase if the applicable New Issuer and the New Guarantors do not comply with their obligations under the applicable Registration Rights Agreement.

The foregoing descriptions of the Supplemental Indentures, the New Notes Indentures and the Registration Rights Agreements are only summaries, do not purport to be complete, and are qualified in their entirety by reference to the full text of each such Supplemental Indenture, New Notes Indenture and Registration Rights Agreement. The Bemis Supplemental Indenture is filed as Exhibit 10.1 to this Current Report on Form 8-K, and is incorporated herein by reference. The AFUI Supplemental Indenture is filed as Exhibit 10.2 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Bemis Indenture is filed as Exhibit 10.3 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Amcor Indenture is filed as Exhibit 10.4 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Bemis 2021 Registration Rights Agreement is filed as Exhibit 10.5 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Bemis 2026 Registration Rights Agreement is filed as Exhibit 10.6 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Amcor 2026 Registration Rights Agreement is filed as Exhibit 10.7 to this Current Report on Form 8-K, and is incorporated herein by reference. The New Amcor 2028 Registration Rights Agreement is filed as Exhibit 10.8 to this Current Report on Form 8-K, and is incorporated herein by reference.

On June 11, 2019, immediately after giving effect to the business combination pursuant to the Transaction Agreement dated August 6, 2018 (the “Transaction Agreement”) by and among the Company, Amcor Limited, Arctic Corp. and Bemis, pursuant to which each of Bemis and Amcor Limited were acquired by and became wholly-owned subsidiaries of the Company in a stock-for-stock transaction, the Company entered into the following agreements (the “Agreements”):

(a)         in connection with the Three-Year Credit Agreement (as defined below), a joinder agreement (the “Three-Year Credit Agreement Joinder”), dated as of June 11, 2019, with Bemis Company, Inc. (“Bemis”), AFUI, AUKF, Amcor Limited and JPMorgan Chase Bank, N.A. (“JPMorgan”), as administrative agent and foreign administrative agent;

(b)         in connection with the Three-Year Credit Agreement, a supplement to a guaranty agreement (“Supplement No. 1 to the Three-Year Credit Agreement Guaranty”), dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent;

(c)          in connection with the Four-Year Credit Agreement (as defined below), a joinder agreement (the “Four-Year Credit Agreement Joinder”), dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent;

(d)         in connection with the Four-Year Credit Agreement, a supplement to a guaranty agreement (the “Supplement No. 1 to the Four-Year Credit Agreement Guaranty”), dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent;

(e)          in connection with the Five-Year Credit Agreement (as defined below), a joinder agreement (the “Five-Year Credit Agreement Joinder”), dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan as administrative agent and foreign administrative agent;

(f)           in connection with the Five-Year Credit Agreement, a supplement to a guaranty agreement (the “Supplement No. 1 to the Five-Year Credit Agreement Guaranty”), dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent;

(g)          in connection with the 364-Day Credit Agreement (as defined below), a joinder agreement (the “364-Day Credit Agreement Joinder”), dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent;

(h)         in connection with the 364-Day Credit Agreement, a supplement to a guaranty agreement (the “Supplement No. 1 to the 364-Day Credit Agreement Guaranty”), dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent;

(i)             in connection with the Term Loan Agreement (as defined below), a joinder agreement (the “Term Loan Agreement Joinder”, and together with the Three-Year Credit Agreement Joinder, the Four-Year Credit Agreement Joinder, the Five-Year Credit Agreement Joinder and the 364-Day Credit Agreement Joinder, collectively, the “Joinder Agreements”), dated as of June 11, 2019, with among AFUI, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent;

(j)            in connection with the Term Loan Agreement, a supplement to a guaranty agreement (the “Supplement No. 1 to the Term Loan Agreement Guaranty”, and together with the Supplement No. 1 to the Three-Year Credit Agreement Guaranty, the Supplement No. 1 to the Four-Year Credit Agreement Guaranty, the Supplement No. 1 to the Five-Year Credit Agreement Guaranty and the Supplement No. 1 to the 364-Day Credit Agreement Guaranty, the “Guaranty Supplements”), dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent.

Effect of the Agreements

(a)         Pursuant to the Three-Year Credit Agreement Joinder, the Company was added as Parent under, and as defined in, and Bemis was added as Borrower under, and as defined in, that certain credit agreement

(the “Original Three-Year Credit Agreement”), dated as of April 30, 2019, as amended by that certain Amendment No. 1, dated as of May 30, 2019 (“Amendment No. 1 to Original Three-Year Credit Agreement”, and together with the Original Three-Year Credit Agreement, the “Three-Year Credit Agreement”), providing for a three year revolving credit facility in an aggregate principle amount up to US$750,000,000 with one or more lenders, subject to increases as set forth therein (the “Three-Year Credit Facility”), among AFUI, AUKF, and Amcor Limited (together with AFUI and AUKF, the “Initial Borrowers”) as borrowers thereunder, a syndicate of banks (collectively, the “Three-Year Facility Lenders”) and JPMorgan, as administrative agent and foreign administrative agent for the Three-Year Facility Lenders and others.

(b)         Pursuant to the Supplement No. 1 to the Three-Year Credit Agreement Guaranty, the Company and Bemis each were added as guarantors under the Three-Year Credit Agreement.

(c)          Pursuant to the Four-Year Credit Agreement Joinder, the Company was added as Parent under, and as defined in, and Bemis was added as Borrower under, and as defined in, that certain credit agreement (the “Original Four-Year Credit Agreement”), dated as of April 30, 2019, as amended by that certain Amendment No. 1, dated as of May 30, 2019 (“Amendment No. 1 to Original Four-Year Credit Agreement”, and together with the Original Four-Year Credit Agreement, the “Four-Year Credit Agreement”), providing for a four-year revolving credit facility in an aggregate principle amount up to US$1,500,000,000 with one or more lenders, subject to increases as set forth therein (the “Four-Year Credit Facility”), among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “Four-Year Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the Four-Year Facility Lenders and others.

(d)         Pursuant to the Supplement No. 1 to the Four-Year Credit Agreement Guaranty, the Company and Bemis each were added as guarantors under the Four-Year Credit Agreement.

(e)          Pursuant to the Five-Year Credit Agreement Joinder, the Company was added as Parent under, and as defined in, and Bemis was added as Borrower under, and as defined in, that certain credit agreement (the “Original Five-Year Credit Agreement”), dated as of April 30, 2019, as amended by that certain Amendment No. 1, dated as of May 30, 2019 (“Amendment No. 1 to Original Five-Year Credit Agreement”, and together with the Original Five-Year Credit Agreement, the “Five-Year Credit Agreement” and the Five-Year Credit Agreement, together with the Five-Year Credit Agreement and the Four-Year Credit Agreement, collectively, the “Multi-Year Revolving Credit Agreements”),  providing for a five-year revolving credit facility in an aggregate principle amount up to US$1,500,000,000 with one or more lenders, subject to increases as set forth therein (the “Five-Year Credit Facility”, and together with the Three-Year Credit Facility and the Four-Year Credit-Facility, the “Multi-Year Revolving Facilities”), among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “Five-Year Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the Five-Year Facility Lenders and others.

(f)           Pursuant to the Supplement No. 1 to the Five-Year Credit Agreement Guaranty, the Company and Bemis each were added as guarantors under the Five-Year Credit Agreement.

(g)          Pursuant to the 364-Day Credit Agreement Joinder, the Company was added as Parent under, and as defined in, and Bemis was added as Borrower under, and as defined in, that certain credit agreement (the “364-Day Credit Agreement”), dated as of April 5, 2019, providing for a 364-day revolving credit facility in an aggregate amount up to US$1,050,000,000 with one or more lenders (the “364-Day Credit Facility”), among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “364-Day Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the 364-Day Facility Lenders and others.

(h)         Pursuant to the Supplement No. 1 to the 364-Day Credit Agreement Guaranty, the Company and Bemis each were added as guarantors under the 364-Day Credit Agreement.

(i)             Pursuant to the Term Loan Agreement Joinder, the Company was added as Parent under, and as defined in, that certain credit agreement (the “Original Term Loan Agreement”), dated as of April 30, 2019, as amended by that certain Amendment No. 1, dated as of May 30, 2019 (“Amendment No. 1 to Original Term Loan Agreement”, and together with the Original Term Loan Agreement, the “Term Loan Agreement”, and the Term Loan Agreement, together with the Three-Year Credit Agreement, the

Four-Year Credit Agreement and the Five-Year Credit Agreement, collectively, the “Multi-Year Credit Agreements”, and the Multi-Year Credit Agreements together with the 364-Day Credit Agreement, collectively, the “Credit Agreements”) providing for a term loan facility in an aggregate amount up to US$750,000,000 with one or more lenders (the “Term Loan Facility” and together with the Three-Year Credit Facility, the Four-Year Credit Facility and the Five-Year Credit Facility, collectively, the “Multi-Year Credit Facilities”, and the Multi-Year Credit Facilities, together with the 364-Day Credit Facility, collectively, the “Credit Facilities”), among AFUI, as borrower thereunder, a syndicate of banks (collectively, the “Term Loan Lenders” and together with the Three-Year Facility Lenders, the Four-Year Facility Lenders, the Five-Year Facility Lenders and the 364-Day Facility Lenders, collectively, the “Lenders”), and JPMorgan, as administrative agent for the Term Loan Lenders and others.

(j)            Pursuant to the Supplement No. 1 to the Term Loan Agreement Guaranty, the Company and Bemis each were added as guarantors under the Term Loan Agreement.

The Credit Agreements

The scheduled maturity dates of the Three-Year Credit Agreement, Four-Year Credit Agreement, Five-Year Credit Agreement, 364-Day Credit Agreement and Term Loan Agreement are April 30, 2022, April 30, 2023, April 30, 2024, April 5, 2020 and April 30, 2022, respectively.  Each of the Multi-Year Credit Agreements includes an option for the Company to extend the term of such facility for successive one-year periods, subject to, among certain other terms and conditions specified in such agreement, the consent of lenders holding greater than 50% of the commitments then outstanding under such agreement.  The commitments under the Multi-Year Revolving Facilities may be increased by an aggregate amount of $500,000,000.

Borrowings under the Multi-Year Revolving Facilities may be borrowed in US dollars, Euro, Sterling, Australian dollars and Swiss Francs.  Borrowings under the 364-Day Facility may be borrowed in US dollars and Euro.  Borrowings under the Term Facility may solely be borrowed in US dollars.

The Credit Agreements each contain affirmative and negative covenants that we believe are usual and customary for senior unsecured credit agreements. The negative covenants in the Credit Agreements include, among other things, limitations (each of which is subject to customary exceptions for financings of these types) on our ability to:

•                  grant liens;

•                  sell assets;

•                  use proceeds from assets sales; and

•                  incur additional subsidiary debt.

The Credit Agreements also provide for customary events of default (subject to grace periods, as appropriate) including among others: nonpayment of principal, interest or other amounts; cross-payment default and cross-acceleration to material financial indebtedness; material monetary judgments; inability of any borrower to pay its debts as they become due; inaccuracy of representations and warranties in any material respect; insolvency and bankruptcy events of the Company or its material subsidiaries; actual or claimed voidability of a loan document; any borrower ceasing to be a wholly owned subsidiary of the Company; breach of covenants; change of control; and illegality of obligations under a loan document.

The foregoing descriptions of each Credit Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such Credit Agreement.  The Original Three-Year Credit Agreement is filed as Exhibit 10.9 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Amendment No. 1 to Original Three-Year Credit Agreement is filed as Exhibit 10.10 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Original Four-Year Credit Agreement is filed as Exhibit 10.11 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Amendment No. 1 to Original Four-Year Credit Agreement is filed as Exhibit 10.12 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Original Five-Year Credit Agreement is filed as Exhibit 10.13 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Amendment No. 1 to Original Five-Year Credit Agreement is filed as Exhibit 10.14 to this Current Report on Form 8-K, and is incorporated herein by reference.  The 364-Day Credit Agreement is filed as Exhibit 10.15 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Original Term Loan Agreement is filed as Exhibit 10.16 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Amendment No. 1 to Original Term Loan Agreement is filed as Exhibit 10.17 to this Current Report on Form 8-K, and is incorporated herein by reference.

The foregoing descriptions of each Joinder Agreement do not purport to be complete and are qualified in their entirety by reference to the full text of such Joinder Agreement.  The Three-Year Credit Agreement Joinder is filed as Exhibit 10.18 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Four-Year Credit Agreement Joinder is filed as Exhibit 10.19 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Five-Year Credit Agreement Joinder is filed as Exhibit 10.20 to this Current Report on Form 8-K, and is incorporated herein by reference.  The 364-Day Credit Agreement Joinder is filed as Exhibit 10.21 to this Current Report on Form 8-K, and is incorporated herein by reference. The Term Loan Agreement Joinder is filed as Exhibit 10.22 to this Current Report on Form 8-K, and is incorporated herein by reference.

The foregoing descriptions of each Guaranty Supplement do not purport to be complete and are qualified in their entirety by reference to the full text of such Guaranty Supplement.  The Supplement No. 1 to the Three-Year Credit Agreement Guaranty is filed as Exhibit 10.23 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Supplement No. 1 to the Four-Year Credit Agreement Guaranty is filed as Exhibit 10.24 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Supplement No. 1 to the Five-Year Credit Agreement Guaranty is filed as Exhibit 10.25 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Supplement No. 1 to the 364-Day Credit Agreement Guaranty is filed as Exhibit 10.26 to this Current Report on Form 8-K, and is incorporated herein by reference.  The Supplement No. 1 to the Term Loan Agreement Guaranty is filed as Exhibit 10.27 to this Current Report on Form 8-K, and is incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the New Notes Indentures is incorporated by reference into this Item 2.03.

Item 3.03. Material Modification to Rights of Security Holders.

The information provided under Item 1.01 in this Current Report on Form 8-K regarding the Supplemental Indentures is incorporated by reference into this Item 3.03.

Item 8.01 Other Events.

On June 12, 2019, AFUI and Bemis issued a press release announcing the expiration and final results of the exchange offers and consent solicitations. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d)                                                   Exhibits.

Exhibit No.	Description
10.1	Supplemental Indenture, dated as of June 15, 1995, by and between Bemis and U.S. Bank National Association, as trustee
10.2	Supplemental Indenture, dated as of April 28, 2016 by and among AFUI, the Existing Amcor Guarantors and Deutsche Bank Trust Company Americas, as trustee
10.3	Indenture, by and among Bemis, as issuer, the New Bemis Guarantors, and Deutsche Bank Trust Company Americas, as trustee
10.4	Indenture, by and among AFUI, as issuer, New Amcor Guarantors, and Deutsche Bank Trust Company Americas, as trustee
10.5

Registration Rights Agreement, by and among Bemis, the New Bemis Guarantors, and Citigroup Global Markets Inc. and J.P. Morgan Securities LLC, the dealer managers for the offers (the “Dealer Managers”), relating to the New Bemis 4.500% 2021 Notes

10.6	Registration Rights Agreement, by and among Bemis, the New Bemis Guarantors and the Dealer Managers, relating to the New Bemis 3.100% 2026 Notes
10.7	Registration Rights Agreement, by and among AFUI, the New Amcor Guarantors and the Dealer Managers, relating to the New Amcor 3.625% 2026 Notes
10.8	Registration Rights Agreement, by and among AFUI, the New Amcor Guarantors and the Dealer Managers, relating to the New Amcor 4.500% 2028 Notes
10.9

Original Three-Year Credit Agreement, dated as of April 30, 2019, among AFUI, AUKF, and Amcor Limited (together with AFUI and AUKF, the “Initial Borrowers”) as borrowers thereunder, a syndicate of banks (collectively, the “Three-Year Facility Lenders”) and JPMorgan, as administrative agent and foreign administrative agent for the Three-Year Facility Lenders and others

10.10	Amendment No. 1 to Original Three-Year Credit Agreement, dated as of May 30, 2019
10.11

Original Four-Year Credit Agreement, dated as of April 30, 2019, among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “Four-Year Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the Four-Year Facility Lenders and others.

10.12	Amendment No. 1 to Original Four-Year Credit Agreement, dated as of May 30, 2019
10.13

Original Five-Year Credit Agreement, dated as of April 30, 2019, among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “Five-Year Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the Five-Year Facility Lenders and others

10.14	Amendment No. 1 to Original Five-Year Credit Agreement, dated as of May 30, 2019
10.15

364-Day Credit Agreement, dated as of April 5, 2019 , among the Initial Borrowers as borrowers thereunder, a syndicate of banks (collectively, the “364-Day Facility Lenders”), and JPMorgan, as administrative agent and foreign administrative agent for the 364-Day Facility Lenders and others

10.16

Original Term Loan Agreement, dated as of April 30, 2019, among AFUI, as borrower thereunder, a syndicate of banks (collectively, the “Term Loan Lenders”), and JPMorgan, as administrative agent for the Term Loan Lenders and others.

10.17	Amendment No. 1 to Original Term Loan Agreement, dated as of May 30, 2019
10.18	Joinder to Three-Year Credit Agreement, dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent
10.19	Joinder to Four-Year Credit Agreement, dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent
10.20	Joinder to Five-Year Credit Agreement, dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan as administrative agent and foreign administrative agent
10.21	Joinder to 364-Day Credit Agreement, dated as of June 11, 2019, with Bemis, AFUI, AUKF, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent
10.22	Joinder to Term Loan Agreement, dated as of June 11, 2019, with among AFUI, Amcor Limited and JPMorgan, as administrative agent and foreign administrative agent
10.23	Supplement No. 1 to the Three-Year Credit Agreement Guaranty, dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent

10.24	Supplement No. 1 to the Four-Year Credit Agreement Guaranty, dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent
10.25	Supplement No. 1 to the Five-Year Credit Agreement Guaranty, dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent
10.26	Supplement No. 1 to the 364-Day Credit Agreement Guaranty, dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent and foreign administrative agent
10.27	Supplement No. 1 to the Term Loan Agreement Guaranty, dated as of June 11, 2019, with Bemis and JPMorgan, as administrative agent
99.1	Press Release, dated June 12, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMCOR PLC

/s/ Damien Clayton
Date: June 17, 2019	Name:	Damien Clayton
	Title:	Company Secretary